THE RBB FUND TRUST

Twin Oak Active Opportunities III ETF

(the “Fund”)

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Supplement dated April 23, 2026 to the Prospectus and Statement of Additional Information (“SAI”) each dated December 31, 2025

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This supplement serves as notification of the following change:

Twin Oak ETF Company (the “Adviser”) has agreed to voluntarily waive its management fee in order to limit the management fee to 0.30% for the Fund.

The following paragraph is added to the Management of the Funds - Investment Adviser section of the Prospectus:

The Adviser has voluntarily agreed to waive its management fee in order to limit the management fee to 0.30% for the Twin Oak Active Opportunities III ETF. The Adviser may not recoup waived management fees. The Adviser may discontinue this arrangement at any time upon a 30-day written notice to shareholders.

The following paragraph is added to the Investment Advisory and Sub-Advisory Agreements – Investment Advisory Agreement section of the SAI:

The Adviser has voluntarily agreed to waive its management fee in order to limit the management fee to 0.30% for the Twin Oak Active Opportunities III ETF. The Adviser may not recoup waived management fees. The Adviser may discontinue this arrangement at any time upon a 30-day written notice to shareholders.

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Please retain this supplement for your reference.